Exhibit 10.97
Confidential Treatment Requested
SECOND AMENDED AND RESTATED
LETTER AGREEMENT NO. 5
TO AMENDED AND RESTATED AIRBUS A350 XWB PURCHASE AGREEMENT
Dated as of October 2, 2007
As of November 20, 2009
US Airways, Inc.
111 West Rio Salado Parkway
Tempe, Arizona 85281
Re: *****
Ladies and Gentlemen,
US Airways, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an Amended and Restated A350 XWB Purchase Agreement dated as of October 2, 2007, as amended by Amendment No. 1 dated as of October 20, 2008, Amendment No. 2 dated as of January 16, 2009, Amendment No. 3 dated July 23, 2009 and Amendment No. 4 dated as of even date herewith, (the “Agreement”) which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Second Amended and Restated Letter Agreement No. 5 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft.
Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.
The parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement will govern.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.
USA Second Amended and Restated Letter Agreement No. 5 to
Amended and Restated Airbus A350 XWB Purchase Agreement

CT0803167-LA5-USA-A350	PRIVILEGED AND CONFIDENTIAL

LA 5 - 1 of 7

Confidential Treatment Requested
1.	*****

2.	*****

3.	ASSIGNMENT

Except as set forth in Clause 20.2 of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Letter Agreement will be void and of no force or effect.

4.	COUNTERPARTS

This Letter Agreement may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission), will be an original, and the counterparts will together constitute one and the same instrument.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.
USA Second Amended and Restated Letter Agreement No. 5 to
Amended and Restated Airbus A350 XWB Purchase Agreement

CT0803167-LA5-USA-A350	PRIVILEGED AND CONFIDENTIAL

LA 5 - 2 of 7

Confidential Treatment Requested
If the foregoing correctly sets forth your understanding, please sign two (2) counterparts hereof in the space provided below and return one (1) such counterpart to the Seller.

US AIRWAYS, INC.		AIRBUS S.A.S.

By: Name:	/s/ Thomas T. Weir Thomas T. Weir	By: Name:	/s/ Christophe Mourey Christophe Mourey
Title:	Vice President and Treasurer	Title:	Senior Vice President Contracts

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.